                                                                 EXHIBIT 99.9

                      LIMITED LIABILITY COMPANY AGREEMENT


                                      OF


                           [INTERSTATE HOTELS, LLC]


                           Dated as of May __, 1998

                               TABLE OF CONTENTS

ARTICLE 1
      DEFINITIONS..............................................................2

ARTICLE 2
      FORMATION, DURATION AND PURPOSES.........................................7
      Section 2.1   Formation..................................................7
      Section 2.2   Name; Registered Agent and Registered Office...............7
      Section 2.3   Principal Office...........................................7
      Section 2.4   Purposes and Business......................................8
      Section 2.5   Future Business............................................8

ARTICLE 3
      RIGHTS AND OBLIGATIONS OF MEMBERS........................................9
      Section 3.1   Limited Liability..........................................9
      Section 3.2   Admission of Members.......................................9
      Section 3.3   Bankruptcy of a Member.....................................9
      Section 3.4   No Withdrawal..............................................9
      Section 3.5   Remuneration To Members....................................9
      Section 3.6   Duties and Conflicts.......................................9

ARTICLE 4
      MANAGEMENT..............................................................10
      Section 4.1   Management by the Managing Member; Members................10
      Section 4.2   Bank Accounts.............................................10
      Section 4.3   Liability; Indemnification................................11
      Section 4.4   Limitations on Sale of Assets; Indemnification............11

ARTICLE 5
      BOOKS AND RECORDS.......................................................12
      Section 5.1   Books and Records.........................................12
      Section 5.2   Accounting and Fiscal Year................................13
      Section 5.3   Reports...................................................13
      Section 5.4   The Company Accountant....................................14

ARTICLE 6
      CONTRIBUTIONS...........................................................14
      Section 6.1   Initial Capital Contributions.............................14
      Section 6.2   Additional Capital Contributions..........................14
      Section 6.3   No Third Party Beneficiary................................15
      Section 6.5   Withdrawal of Capital.....................................16
      Section 6.6   Negative Capital Accounts.................................16

ARTICLE 7
      ALLOCATION OF PROFITS AND LOSSES; TAX MATTERS
       .......................................................................16
      Section 7.1   Profits and Losses........................................16
      Section 7.2   Regulatory Allocations....................................16
      Section 7.3   Tax Allocations...........................................17
      Section 7.4   Tax Matters Member........................................17
      Section 7.5   Tax Elections.............................................17

ARTICLE 8
      DISTRIBUTIONS...........................................................17
      Section 8.1   Cash Available for Distributions..........................17

ARTICLE 9
      TRANSFER................................................................18
      Section 9.1   No Transfer of Interests..................................18
      Section 9.2   Permitted Transfers of Interests; Right of First Offer....19
      Section 9.3   Transferees...............................................20
      Section 9.4   Admission of Additional Members...........................20

ARTICLE 10
      TERMINATION.............................................................21
      Section 10.1  Dissolution...............................................21
      Section 10.2  Termination...............................................21
      Section 10.3  Acts in Furtherance of Liquidation........................22

ARTICLE 11
      INTENTIONALLY RESERVED..................................................23

ARTICLE 12
      GENERAL PROVISIONS......................................................23
      Section 12.1  Covenants, Representations and Warranties of the Members..23
      Section 12.2  Notices...................................................24
      Section 12.3  Governing Laws; Jurisdiction; Venue.......................25
      Section 12.4  Entire Agreement..........................................26
      Section 12.5  Waiver....................................................26
      Section 12.6  Severability..............................................26
      Section 12.7  Terminology...............................................26
      Section 12.8  Action by the Members.....................................26
      Section 12.9  Amendments................................................26
      Section 12.10 Binding Agreement.........................................27
      Section 12.11 Further Assurances........................................27

      SCHEDULES & EXHIBITS:

      Schedule 1.1 - Initial Capital Contributions, Capital Account Balances

      Schedule 1.2 - Existing Subsidiaries
      Schedule 2.4.1 - List of Existing Contracts

                      LIMITED LIABILITY COMPANY AGREEMENT

      THIS LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement"), made and entered into as of this _____ day of May, 1998 by and among [New Interstate Hotels Company] , a Maryland corporation (together with its permitted successors and assigns hereunder "[Newco]"), and PAH-Interstate Holdings, Inc., a Delaware corporation (together with its permitted successors and assigns hereunder "PAH"). Newco and PAH are each sometimes referred to herein individually as a "Member" and collectively as the "Members".


                               R E C I T A L S

      WHEREAS, [Patriot American Hospitality, Inc. ("Patriot REIT")] has formed a limited liability company with the name "[Interstate Hotels, LLC]" (the "Company") under the Act (as defined below) by the filing of a Certificate of Formation (the "Certificate of Formation") with the Delaware Secretary of State as of __________, __, 1998; and

      WHEREAS, Patriot REIT and Interstate Hotels Company, a Pennsylvania corporation ("Interstate"), have entered into an Agreement and Plan of Merger dated as of December __, 1997, pursuant to which Interstate will merge with and into Patriot REIT (the "Interstate Merger");

      WHEREAS, following the Interstate Merger and certain internal restructuring transactions, Patriot REIT intends to cause Interstate Hotels Corporation, a Pennsylvania corporation and a wholly owned subsidiary of Interstate, to merge with and into the Company;

      WHEREAS, Patriot REIT intends to make capital contributions to PAH and Newco, who will become the sole Members of the Company, such that PAH will own [65%- SUBJECT TO THE TERMS OF THE SETTLEMENT AGREEMENT] of the interests in the Company and Newco will own [approximately 35%- SUBJECT TO THE TERMS OF THE SETTLEMENT AGREEMENT] of the interests in the Company;

      WHEREAS, the Members now desire to enter into this Agreement in order to govern the operations of the Company and the rights and obligations of the Members.

      NOW, THEREFORE, in consideration of the recitals and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

      For purposes of this Agreement, initially capitalized terms used herein shall have the following meanings:

      "Act" as defined in Section 2.1.

      "Additional Member" as defined in subsection 9.4.2.

      "Affiliate" means, when used with respect to any Person, any other Person controlling or controlled by or under common control with such Person. For purposes of this definition, the term "control", with respect to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or of other beneficial interests or by contract or otherwise.

      "Agreement" as defined in the Preamble.

      "Bankruptcy" means, with respect to any Person, (i) the commencement by such Person of a proceeding seeking relief under any provision or chapter of the Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; (ii) an adjudication that such Person is insolvent or bankrupt; (iii) the entry of an order for relief under the Bankruptcy Code with respect to such Person; (iv) the filing of any such petition or the commencement of any such case or proceeding against such Person, unless such petition and the case or proceeding initiated thereby are dismissed within seventy-five (75) days from the date of such filing; (v) the filing of an answer by such Person admitting the material allegations of any such petition; (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Person unless such appointment is vacated or dismissed within seventy-five (75) days from the date of such appointment but not less than five
(5) days before the proposed sale of any assets of such Person; (vii) the insolvency of such Person or the execution by such Person of a general assignment for the benefit of creditors; (viii) the convening by such Person of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or composition of its debts or an extension of its debts; (ix) the failure of such Person to pay its debts generally as they mature; (x) the levy, attachment, execution or other seizure of substantially all of the assets of such Person where such seizure is not discharged within ten (10) days thereafter; or (xi) the admission by such Person in writing of its inability to pay its debts generally as they mature or that it is generally not paying its debts as they become due.

      "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

      "Book Depreciation" means, for each fiscal year, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year, except that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year, Book Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such year is zero, Book Depreciation shall be determined with reference to such beginning Book Value using a method reasonably selected by the Managing Member.

      "Book Value" means, with respect to any asset of the Company, the asset's adjusted basis for federal income tax purposes, except as follows:

      (i) the initial Book Value of any asset contributed by a Member to the Company shall be the gross fair market value of such assets;

      (ii) the Book Values of all Company assets shall be adjusted to equal their respective fair market values as permitted pursuant to Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations;

      (iii) the Book Value of any asset of the Company distributed to any Member shall be adjusted to equal the gross fair market value of such asset as of the date of distribution; and

      (iv) the Book Value of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code
Section 734(b) or 743(b) to the extent such adjustments are taken into account in determining Capital Accounts and are not otherwise reflected in an adjustment made pursuant to this definition of "Book Value".

      If the Book Value of an asset has been determined or adjusted pursuant to this definition of Book Value, then such Book Value shall thereafter be adjusted by Book Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

      "Business Day" means any day other than a Legal Holiday.

      "Capital Account" means, with respect to any Member, the separate "book" account which the Company shall establish and maintain for such Member in accordance with Section 704(b) of the Code and Regulations Section 1.704-1(b)(2)(iv) and such other provisions of Section 1.704-1(b) of the Regulations as must be complied with in order for the Capital Accounts to be determined in accordance with the provisions of said Regulations. In furtherance of the foregoing, the Capital Accounts shall be maintained in compliance with
Section 1.704-1(b)(2)(iv) of the Regulations, and the provisions hereof shall be interpreted and applied in a manner consistent therewith.

      "Capital Call Due Date" as defined in subsection 6.2.2.

      "Capital Call Notice" as defined in subsection 6.2.2.

      "Capital Contributions" as defined in subsection 6.2.1.

      "Certificate of Formation" as defined in the Preamble.

      "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

      "Company" as defined in the Preamble.

      "Company Accountant" as defined in Section 5.4.

      "Existing Contracts" means those agreements held by the Company or the Existing Subsidiaries, each as more fully identified on Schedule 2.4.1 hereto.

      "Existing Subsidiary Contracts" means those agreements held by the Existing Subsidiaries, each as more fully identified on Schedule 2.4.1 hereto.

      "Existing Subsidiaries" means those entities listed on Schedule 1.2 hereto.

      "First Offer Notice"  as defined in subsection 9.2.2.1.

      "First Offer Price"  as defined in subsection 9.2.2.1.

      "Initial Capital Contributions" as defined in Section 6.1.

      "Interest" means, with respect to any Member at any time, the interest of such Member in the Company at such time, including the right of such Member to any and all of the benefits to which such Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement.

      "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to remain closed. If a date is a Legal Holiday, the date set for any action hereunder shall be the next succeeding day that is not a Legal Holiday.

      "Liquidating Member" means the Managing Member; provided, however, if the Managing Member's bankruptcy, withdrawal or liquidation shall have preceded the liquidation of the Company, the Non-Managing Member shall be the Liquidating Member.

      "Managing Member" means Newco, and any successor to Newco appointed as Managing Member in accordance with the provisions of this Agreement.

      "Member" or "Members" means, initially, the Persons identified as Members in the preamble to this Agreement, and thereafter shall include any Person admitted as a Substitute Member or an Additional Member.

      "Necessary Costs" as defined in subsection 6.2.3.

      "Net Capital Proceeds" means (i) the net cash proceeds arising out of the refinancing or refunding of any Company indebtedness or any additional indebtedness, and (ii) gross receipts (including condemnation and casualty insurance proceeds) from the sale, exchange or other disposition (excluding leasing in the ordinary course of business) of any Company assets, less (A) any indebtedness relating to or secured by such assets which is paid out of such gross receipts, (B) the costs and expenses of the sale, exchange or disposition including brokerage commissions, and (C) in the case of condemnation or casualty, the cost of any collection, repair or restoration.

      "Net Operating Cash Flow" means, for any period, the excess of cash receipts of all kinds for that period (including disbursements from reserves previously established by the Managing Member) over cash disbursements of all kinds for that period (including reasonable reserves established by the Managing Member), but excluding Net Capital Proceeds.

      "Non-Managing Member" means PAH, and any successor to PAH as permitted in accordance with the terms of this Agreement.

      "Offered Percentage Interest" as defined in subsection 9.2.2.1.

      "Percentage Interest" means, with respect to each Member, the percentage set forth below opposite its name, in each case, subject to adjustment as provided in this Agreement:

            Newco       [     ]
            PAH         [the difference between 100% and Newco's interest]

Upon the making of any additional Capital Contribution each Member's Percentage Interest shall thereafter be adjusted in accordance with Section 6.2.

      "Permitted Transfer" means any Transfer expressly permitted by the terms of this Agreement.

      "Person" means any individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other entity whether domestic or foreign.

      "Profits"and "Losses" means, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

            (a) any depreciation, amortization and/or cost recovery deductions with respect to any asset shall be deemed to be equal to the Book Depreciation available with respect to such asset;

            (b) any income or gain of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

            (c) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

            (d) to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses;

            (e) in the event the Book Value of any Company asset is adjusted pursuant to the definition of Book Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

            (f) gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Book Value; and

            (g) any items of income, gain, loss or deduction which are individually specially allocated pursuant to the provisions of Section 7.2 shall not be taken into account in computing Profits and Losses for any taxable year.

      "Remaining Members" as defined in subsection 10.1.1.

      "Required Funds" as defined in subsection 6.2.2.

      "Securities Act" as defined in subsection 12.1.6.

      "Securities Laws" as defined in subsection 12.1.6.

      "Special Tax Event" means a sale or transfer of all or part of a Member's Percentage Interest that would cause PAH to recognize any of the "built-in gain" with respect to its interests in the Company or the assets of the Company.

      "Substitute Member" as defined in Section 9.3.

      "Tax Matters Member" as defined in Section 7.4.

      "Transfer" as defined in subsection 9.1.1.

      "Treasury Regulations" means the income tax regulations promulgated under the Code, whether temporary, proposed or finalized, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                                    ARTICLE 2
                        FORMATION, DURATION AND PURPOSES

      Section 2.1 Formation. Pursuant to the Delaware Limited Liability Company Act, codified in the Delaware Code Annotated, Title 6, Sections 18-101 to 18-1109, as the same may be amended from time to time (the "Act"), the Members have formed a limited liability company by filing the Certificate of Formation with the Secretary of State of the State of Delaware. The rights and liabilities of the Members, and the operation of the Company, shall be governed by and determined pursuant to the Act and this Agreement. To the extent the rights and obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement, to the extent permitted by the Act, shall control.

      Section 2.2 Name; Registered Agent and Registered Office. The name of the Company, and the name under which the business of the Company shall be conducted shall be [Interstate Hotels], LLC or such other name as hereafter may be adopted by the Managing Member. The Registered Agent of the Company shall be [Corporation Service Company], or such other Person as may be selected from time to time by the Managing Member. The registered office of the Company shall be at [1013 Centre Road, Wilmington, Delaware 19805].

      Section 2.3 Principal Office. The principal place of business and office of the Company shall be located c/o [______________________________], or at such other place as may be determined by the Managing Member.

      Section 2.4 Purposes and Business.

            2.4.1 The purpose and nature of the business of the Company shall be:

                  (i) to directly or indirectly own, hold, manage, terminate, extend, amend, amend and restate or otherwise modify, or renew or replace (provided such renewal or replacement relates solely to the hotels referenced in the Existing Contracts) the Existing Contracts;

                  (ii) to own and hold ownership interests in the Existing Subsidiaries of the Company for the purpose of causing said subsidiaries to own, hold, manage, terminate, extend, amend, amend and restate or otherwise modify, or renew or replace (provided such renewal or replacement relates solely to the hotels referenced in the Existing Subsidiary Contracts) the Existing Subsidiary Contracts to which they are a party;

                  (iii) to exercise the rights and perform the obligations of the Company and to cause the Existing Subsidiaries to exercise their respective rights and perform their respective obligations under and pursuant to the Existing Contracts, including to act as managers and franchisees under such Existing Contracts or any renewals or replacements thereof with respect to the hotels referenced in such Existing Contracts; and

                  (iv) to conduct all activities necessary or desirable to accomplish the foregoing purposes, including, without limitation, retaining such employees as the Managing Member deems reasonably necessary.

            2.4.2 The Company shall not:

                  (i) enter into or permit any Existing Subsidiary to enter into any contract or agreement other than as permitted under subsection 2.4.1;

                  (ii) enter into or permit any Existing Subsidiary to enter into or conduct any business, other than as set forth subsection 2.4.1;

                  (iii) create, acquire or retain any equity interest in any legal entity, other than the Existing Subsidiaries; or

                  (iv) permit any Person other than the Company to have any ownership interest in any Existing Subsidiary.

      Section 2.5 Future Business. The Members acknowledge and agree that they intend for all management and franchise activities, other than franchise or management activities permitted under subsection 2.4.1 or relating to the hotels currently managed under the Existing Contracts, to be conducted by Newco, as opposed to the Company, and neither the Managing Member or the Non-Managing Member shall have any obligation, fiduciary or otherwise, to offer or bring to the Company any opportunities relating to any business activities not contemplated in subsection 2.4.1. It is anticipated that all such opportunities not contemplated by subsection 2.4.1 shall be transferred to Newco.

                                    ARTICLE 3
                        RIGHTS AND OBLIGATIONS OF MEMBERS

      Section 3.1 Limited Liability. Except as required under the Act or as expressly set forth in this Agreement, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of the Company, and no Member will be obligated personally for any debt, obligation or liability of the Company solely by reason of being a member of the Company.

      Section 3.2 Admission of Members. Newco and PAH are Members of the Company and shall be shown as such on the books and records of the Company. Except as expressly permitted by this Agreement, no other Person will be admitted as a member of the Company, and no additional Interests will be issued, without the approval of Newco and PAH.

      Section 3.3 Bankruptcy of a Member. Except as provided in Section 10.1, the Bankruptcy of any Member shall not cause a dissolution of the Company, and the rights of such Member to share in the profits or losses of the Company and to receive distributions of Company funds shall, on the happening of such event, devolve on its successors or assigns, subject to the terms and conditions of this Agreement, and the Company shall continue as a limited liability company. However, in no event shall any such assignee become a substitute Member or succeed to any right to vote or participate in the management of the business, property and affairs of the Company or to exercise any rights of a Member, unless such assignee shall otherwise be entitled to become a Substitute Member under the terms of this Agreement..

      Section 3.4 No Withdrawal. No Member may withdraw from the Company without the prior consent of the other Members (which may be granted or withheld in the sole discretion of such Members), other than as expressly provided in this Agreement.

      Section 3.5 Remuneration To Members. Except as expressly otherwise authorized in, or pursuant to, this Agreement, no Member shall be entitled to remuneration for acting in the Company business.

      Section 3.6 Duties and Conflicts. Notwithstanding anything to the contrary contained in this Agreement, (i) each Member recognizes that the other Member and its Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Company, and that such Persons are entitled to carry on such other business interests, activities and investments;
(ii) the Members and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such Persons may engage in any activities, whether or not competitive with the Company, without any obligation to offer any interest in such activities to the Company or to any Member; and (iii) neither the Company nor any Member shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Company, shall not be deemed wrongful or improper.

                                    ARTICLE 4
                                   MANAGEMENT

      Section 4.1 Management by the Managing Member; Members.

            4.1.1 Management by the Managing Member. The overall management and control of the business and affairs of the Company shall be overseen by the Managing Member, in the form and manner described below. Except as otherwise expressly provided in this Agreement, the Managing Member shall have the exclusive power and authority to take such action for and on behalf of the Company as the Managing Member shall from time to time deem necessary or appropriate to carry on the Company business and to carry out the purposes for which the Company was organized. The Managing Member shall in good faith use reasonable efforts to extend or renew the Existing Contracts with the respective third party owners and shall cause the Existing Subsidiaries to use good faith efforts to extend or renew the Existing Subsidiary Contracts with the respective third party owners, in each case upon the expiration thereof, and shall not allow or cause, directly or indirectly, Newco or any other affiliate of Newco (other than the Company) to become the Manager of the hotels currently managed under the Existing Contracts.

            4.1.2 Involvement in Company Business. The Managing Member shall devote such time to the Company business as it deems to be necessary or desirable in connection with its respective duties and responsibilities hereunder.

            4.1.3 Limitations on Powers of the Members. Notwithstanding the foregoing provisions of this Section 4.1 or any other provision of this Agreement to the contrary, the Members shall not be empowered to, and shall not (i) undertake any act in violation of this Agreement; (ii) possess or take title to any assets of the Company; or (iii) take any action that makes it illegal or impossible for the Company to carry on its business.

      Section 4.2 Bank Accounts. The Managing Member shall open and thereafter maintain, for the Company, a commercial checking account and such other accounts at one or more banks or trust companies organized and existing under the laws of the United States or any state thereof, each having combined capital and surplus aggregating at least $500,000,000 and none of which is an Affiliate of any Member, which accounts shall be interest bearing to the extent practicable. All funds of the Company shall be promptly deposited in said accounts.

      Section 4.3 Liability; Indemnification. Except as set forth in Section 4.4, no Member (including the Managing Member) shall be liable to the Company or any Member for any act or omission by it in the conduct of its duties as a Managing Member or Member, as the case may be, which is within the scope of such Person's authority hereunder and which is performed or omitted in good faith and without gross negligence or willful misconduct on its part. The Company shall indemnify, defend and hold harmless each such Person and their respective Affiliates and agents from and against any personal liability, claim, loss, damage, cost or expenses, including attorneys' fees and expenses, incurred or sustained by such Person or such Affiliate or agent by reason of any act or omission by it which is within the scope of its authority hereunder and which is performed or omitted in good faith and without gross negligence or willful misconduct on its part. The indemnification provided under this Section 4.3 shall be in addition to, and shall not limit or diminish, the coverage of any such Person or Affiliate or agent under any insurance covering the Company. The provisions of this Section 4.3 shall survive any termination of the Company or this Agreement.

      Section 4.4 Limitations on Sale of Assets; Indemnification.

      4.4.1 The Members acknowledge that if any or all of the Existing Contracts or other assets of the Company were sold or otherwise transferred or disposed of by the Company, or if the Company were merged with or acquired by another entity or otherwise engaged in a corporate transaction in which taxable gain could be recognized in whole or in part, PAH would suffer significant adverse tax consequences. The Members also acknowledge that the stock of PAH is held by an entity that is a "real estate investment trust" for Federal income tax purposes (a "REIT") that must comply with certain requirements to continue to qualify as a REIT, including proposed legislation affecting the operations and activities of "stapled" REITs entitled to grandfathering relief under Section 269B of the Code. Accordingly, without the prior written consent of PAH, the Company shall not, and the Managing Member shall cause the Company not to,
            (i) sell or otherwise dispose of any of the Existing Contracts or other assets of the Company or the Existing Subsidiaries (except for sale or disposals of the Existing Contracts or other assets pursuant to the performance of obligations of the Company which are required (as distinguished from permitted) under the Existing Contracts),
            (ii) merge with, be acquired by or enter into a corporate acquisition or reorganization transaction with any other person or entity, or to allow any of the Existing Subsidiaries to merge with, be acquired by or enter into a corporate acquisition or reorganization transaction with any other person or entity, (iii) knowingly cause PAH to recognize any of the "built-in gain" with respect to its interest in the Company or the Company's assets, (iv) acquire any real property or other interests in real estate (including leasehold interests), or acquire interests in, or substantially all of the assets of, any other person or entity (other than the Existing Subsidiaries), or to allow any of the Existing Subsidiaries to acquire any real property or other interests in real estate, or acquire interests in, or substantially all of the assets of, any other person or entity (including leasehold interests) or (v) change the nature of the Company's business, or allow any of the Existing Subsidiaries to change the nature of any of the Existing Subsidiaries' business, in a manner not contemplated by this Agreement.

      4.4.2 The Company and the Managing Member, jointly and severally, hereby indemnify and hold harmless PAH, its shareholders, officers, directors, agents and other indirect owners from and against any personal liability, claim, loss, damage, cost or expenses, including attorneys' fees and expenses, incurred or sustained by any breach of the obligations set forth in subsections 4.4.1(i) through 4.4.1(iii), including the amount of any such adverse tax consequences.

      Section 4.5 Allocation of Costs and Expenses. The Company and Newco acknowledge that certain employees, equipment and services may be provided by the Company for the benefit of Newco (including any subsidiary of Newco, other than the Company), or vice versa. All costs and expenses relating to services provided by one party for, in whole or in part, the benefit of the other (the "Shared Expenses") shall be allocated between the Company and Newco, based on generally accepted accounting principles consistently applied, on the basis of which party benefited from the expenditure of such Shared Expenses. To the extent the allocation of any Shared Expenses cannot be fairly or equitably apportioned (including general and administrative expenses), the Company and Newco shall allocate Shared Expenses based on respective gross revenues so that each party's profit margins are substantially the same for similar services. The Managing Member and the Non-Managing Member may mutually agree to apportion Shared Expenses between the Company and Newco other than as set forth above.

                                    ARTICLE 5
                                BOOKS AND RECORDS

      Section 5.1 Books and Records. The Managing Member shall maintain or cause to be maintained, at the expense of the Company, in a manner customary and consistent with good accounting principles, practices and procedures, a comprehensive system of office records, books and accounts (which records, books and accounts shall be and remain the property of the Company) in which shall be entered fully and accurately each and every financial transaction with respect to the operations of the Company. Bills, receipts and vouchers shall be maintained on file by the Company. The Managing Member shall maintain or caused to be maintained said books and accounts in a safe manner and separate from any records not having to do directly with the Company. The Managing Member shall cause audits to be performed and audited financial statements and income tax returns to be prepared as it deems necessary. Such books and records of account shall be prepared and maintained by the Managing Member at a location or locations designated by the Managing Member. Each Member or its duly authorized representative shall have the right to inspect, examine and copy such books and records of account at the Company's office during reasonable business hours.

      Section 5.2 Accounting and Fiscal Year. The books of the Company shall be kept on the accrual basis and the Company shall report its operations for tax purposes on the accrual method. The taxable year of the Company shall end on December 31 of each year, unless a different taxable year shall be required by the Code.

      Section 5.3 Reports.

            5.3.1 The Managing Member shall prepare, or cause to be prepared, at Company expense, the financial reports and other information, including, without limitation, audited financial statements, that the Managing Member may determine are appropriate. The Managing Member shall prepare or cause to be prepared at the expense of the Company and furnished to each of the Members the following:

                    5.3.1.1 Within sixty (60) calendar days after the close of each calendar year of the Company, audited financial statements, including, without limitation, related notes to financial statements, a balance sheet of the Company dated as of the end of the calendar year, a related statement of income and expense, a statement of cash flow and a statement of changes in Members' capital for the Company for the calendar year and information for the calendar year as to the balance in each Member's Capital Account, and all other information deemed reasonably necessary by the Managing Member, certified to by the an independent accounting firm as being, to the best of its knowledge, true and correct and prepared in accordance with generally accepted accounting principles applied on a consistent basis, and all of which shall otherwise be certified in such manner as is customary;

                    5.3.1.2 Within twenty (20) calendar days after the close of each calendar quarter of the Company (other than the last calendar quarter in any calendar year), a balance sheet of the Company dated as of the end of the calendar quarter, a related statement of income and expense, a statement of cash flow and a statement of changes in Members' capital for the calendar quarter and information for the calendar quarter as to the balance in each Member's Capital Account, and all other information, including a market update, as is deemed reasonable by the Managing Member, all of which shall be certified to by the Person preparing or responsible for preparing such statements as being, to the best of its knowledge, true and correct;

                    5.3.1.3 Within twenty (20) calendar days after the end of each calendar month, an income statement (with budget variance explanations) and statement of cash flow; and

                    5.3.1.4 Promptly after the end of each calendar year the Managing Member will use its best efforts to have the Company Accountant prepare and deliver to each Member a report setting forth in sufficient detail all such information and data with respect to business transactions effected by or involving the Company during the calendar year as will enable the Company and each Member to timely prepare its federal, state and local income tax returns in accordance with the laws, rules and regulations then prevailing. The Managing Member will use its reasonable efforts to have the Company Accountant also prepare federal, state and local tax returns required of the Company and submit those returns to the Company for its approval no later than 30 calendar days prior to the date required for the filing thereof (including any extensions granted) and will file the tax returns after they have been approved by the Managing Member. In the event the Managing Member shall not desire or be able to approve any such tax return prior to the date required for the filing thereof (including any extensions granted), the Company will timely obtain an extension of such date if such extension is available under applicable law. In all cases, tax returns shall be prepared and filed in accordance with applicable law.

            5.3.2 All decisions as to accounting principles shall be made by the Managing Member subject to the provisions of this Agreement.

      Section 5.4 The Company Accountant. The Company shall retain as the regular accountant and auditor for the Company (the "Company Accountant") a nationally-recognized accounting firm or any other accounting firm acceptable to the Managing Member in its sole discretion. The fees and expenses of the Company Accountant shall be a Company expense.

                                    ARTICLE 6
                                  CONTRIBUTIONS

      Section 6.1 Initial Capital Contributions. The "Initial Capital Contributions" of the Members and initial Capital Account balances shall be as described on Schedule 1.1 attached hereto.

      Section 6.2   Additional Capital Contributions.

            6.2.1 Except as otherwise provided herein, no Member shall be obligated to make any additional contributions of capital (all contributions of capital to the Company, including the Initial Capital Contributions, "Capital Contributions") to the Company (including upon dissolution and liquidation of the Company). Upon the making of any additional Capital Contributions, each Member's Percentage Interest shall thereafter be equal to the ratio, expressed as a percentage, equal to the aggregate Capital Contributions made by such Member divided by the aggregate Capital Contributions made by all Members to the Company.

            6.2.2 The Managing Member shall monitor the finances of the Company in an attempt to determine whether or not, and when, the cash receipts of the Company are insufficient to pay all costs and expenses of the Company (such costs and expenses, the "Necessary Costs"). Prior to the Managing Member contributing any capital to the Company (other than the Managing Member's Initial Capital Contribution), the Managing Member shall issue capital calls to the Members to fund shortfalls related to the Company (the "Capital Call Notice"). Such Capital Call Notice shall set forth the amount of the required funds (the "Required Funds") and a list of Necessary Costs, and shall specify a date (the "Capital Call Due Date") for contribution of such funds. Upon receipt of the Capital Call Notice, the Non-Managing Member shall have the right, but not the obligation, be required to fund its proportionate share (based on its respective Percentage Interest) of the total funds specified in the Capital Call Notice. The Capital Call Due Date shall be at least thirty (30) days after receipt of the Capital Call Notice unless a shorter time is agreed to by the Non-Managing Member. All additional Capital Contributions shall be made by wire transfer of immediately available funds to an account of the Company.

            6.2.3 To the extent the Non-Managing Member elects not to fund its proportional share of the Required Funds, the Managing Member shall have the right, but not the obligation, to contribute the unfunded amount to the Company. Should the Managing Member elect to fund such amount, then the Members' Percentage Interests will be adjusted as described in subsection 6.2.1.

      Section 6.3 No Third Party Beneficiary. The provisions hereof are intended for the benefit of the Members and the Company only and shall not confer any right or claim upon, or otherwise inure to the benefit of, any officer or creditor of, or other third party having dealings with, the Company.

      Section 6.4 Capital Accounts. A Capital Account shall be maintained for each Member. Initially, the Capital Account of each Member shall be credited with the amounts referred to in Schedule 1.1. Thereafter, each Member's Capital Account shall be credited with such Member's share of Profits, any individual items of income and gain allocated to such Member pursuant to the provisions of
Article 7, the amount of additional cash, and the Book Value of any asset (net of any liabilities assumed by the Company and liabilities to which the asset is subject), contributed to the Company by such Member (an "Additional Capital Contribution"), and shall be debited with the Member's share of Losses, any individual items of deduction and loss allocated to such Member pursuant to the provisions of Article 7, the amount of any cash distributed to such Member and the Book Value of any asset distributed to such Member (net of any liabilities assumed by the Member and liabilities to which the asset is subject). In the event that all or a portion of an interest in the Company is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it related to the transferred interest.

      Section 6.5 Withdrawal of Capital. Except as provided herein, (i) no Member shall be entitled to withdraw any part of its Capital Account, (ii) no Member shall be entitled to receive any interest on its Capital Account or distributions from the Company, and (iii) no Member shall be entitled to demand or receive any property from the Company other than cash.

      Section 6.6 Negative Capital Accounts. In no event shall any Member be obligated to make any capital contribution to the Company solely as a result of the existence at any time of a negative Capital Account balance for such Member.

                                    ARTICLE 7
                  ALLOCATION OF PROFITS AND LOSSES; TAX MATTERS

      Section 7.1 Profits and Losses. Profits and Losses for each fiscal year of the Company shall allocated to the Members in accordance with their respective Percentage Interests as determined from time to time. The Percentage Interests of the Members shall be appropriately adjusted to reflect any disproportionate contribution made by one or more of the Members.

      Section 7.2 Regulatory Allocations.

            7.2.1 Notwithstanding subsection 7.1, the following special allocations shall be made each taxable year, to the extent required, in the following order:

            (i) Minimum Gain Chargebacks and Qualified Income Offset. Items of Company income and gain shall be allocated to the extent of, and in an amount sufficient to satisfy, the "minimum gain chargeback" requirements of Treasury Regulations Section 1.704-2(f) and (i)(4) and the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3).

            (ii) Nonrecourse and Partner Nonrecourse Deductions. "Nonrecourse deductions" of the Company (within the meaning of Treasury Regulations Section 1.704-2(b)(1)) shall be allocated among the Members in proportion to their respective Percentage Interests. "Partner nonrecourse deductions" (within the meaning of Treasury Regulations Section 1.704-2(i)) shall be allocated to the Member who bears the economic risk of loss associated with such deductions, in accordance with Treasury Regulations Section 1.704-2(i).

            (iii) Any Other Allocations of Items Which Cannot Have Economic
                  Effect. Unless otherwise required by Code Section 704(b) or the Treasury Regulations promulgated thereunder or otherwise provided in this subsection 7.2.2, any allocations of Company items of income, gain, loss, deduction or credit that cannot have "economic effect" (within the meaning of Treasury Regulations Section 1.704-1 and 1.704-2) shall be allocated among the Members in proportion to their respective Percentage Interests.

      Section 7.3 Tax Allocations. The Company's ordinary income and losses and capital gain as determined for tax purposes (and each item of income, gain, loss or deduction entering into the computation thereof) shall be allocated to the Members in the same proportions as the corresponding "book" items are allocated pursuant to Sections 7.1 and 7.2 of this Agreement. Notwithstanding the foregoing, tax items relating to property with an adjusted tax basis that is different from its Book Value shall be allocated among the Members in accordance with Section 704(c) of the Code and the Treasury Regulations issued thereunder. Items described in this Section 7.3 shall neither be credited nor charged to the Member's Capital Accounts.

      Section 7.4 Tax Matters Member. The Managing Member is hereby designated as the "Tax Matters Member" for the Company (as such term is defined in Section 6231(a)(7) of the Code), and all federal, state and local tax audits and litigation shall be conducted under the direction of the Tax Matters Member. Any action taken by the Tax Matters Member shall be made as a fiduciary with respect to the interests of all Members notwithstanding any other provision contained herein.

      Section 7.5 Tax Elections. All elections required or permitted to be made by the Code or other applicable tax laws, and all material decisions with respect to the calculation of taxable income or tax loss under the Code or any other applicable tax laws, shall be made by the Tax Matters Member; provided that the Tax Matters Member shall consult with and obtain the consent of the other Member(s) (such consent not to be unreasonably withheld) to the extent that any such election or decision could adversely impact the other Member(s).

                                    ARTICLE 8
                                  DISTRIBUTIONS

      Section 8.1 Cash Available for Distributions.

            8.1.1 At such times as are determined by the Managing Member (but no less frequently than quarterly), the Company shall make a distribution of Net Operating

      Cash Flow of the Company (to the extent positive). Net Operating Cash Flow distributions shall be made pro rata to the Members, in accordance with their Percentage Interests.

            8.1.2 Except upon the liquidation of the Company (in which event Net Capital Proceeds shall be distributed pursuant to Section 10.2) any Net Capital Proceeds shall be distributed within thirty (30) days following receipt by the Company to the Members pro rata to the Members, in accordance with their Percentage Interests.

            8.1.3 Except as provided in subsection 8.1.1 and subsection 8.1.2 above, no portion of any capital contribution made by any Member to the Company may be withdrawn or distributed at any time.

            8.1.4 If the Percentage Interests of the Members are adjusted effective at any time or times during any fiscal year of the Company, all distributions of cash made to the Members during such fiscal year (without regard to the actual timing of such distributions) shall be allocated to each portion of such fiscal year during which different Percentage Interests are in effect in the proportion that the number of days in such portion bears to the total number of days in such fiscal year except with respect to Net Capital Proceeds, in which case such proceeds shall be distributed in accordance with the Percentage Interests on the date of the applicable transaction. The amounts so allocated to each such portion of said fiscal year shall be divided among the Members in proportion to their respective Percentage Interests in effect during each such portion of the fiscal year in question. Such allocations to such portions of a fiscal year, and the adjustments, if any, of such cash distributions made during such year, shall be determined with reasonable promptness after the close of each such fiscal year by the Company's accountant. The Members will promptly make any adjusting payments between them as may be required in order to effect any adjustments of such cash distributions as determined by the Company Accountant.

                                    ARTICLE 9
                                    TRANSFER

      Section 9.1 No Transfer of Interests.

             9.1.1 Except as expressly permitted or contemplated by this Agreement, no Member may sell, assign, give, hypothecate, pledge, encumber or otherwise transfer ("Transfer") all or any portion of its Interest, whether directly or indirectly, without the written consent of the other Members.

            9.1.2 Any Transfer by a Member of its Interest in contravention of this Article 9 shall be null and void. No Member shall withdraw from the Company except in connection with a Permitted Transfer or in accordance with Section 3.4.

      Section 9.2 Permitted Transfers of Interests; Right of First Offer.

             9.2.1 The Non-Managing Member, from time to time and in its sole discretion, without the consent of the Managing Member, may Transfer its Interest in whole, or in part, to any party, provided such transferee agrees to be bound by all the terms, conditions and provisions of this Agreement (including the provisions of this Article 9). Any Transfer of the Non-Managing Member's Interest to a third party shall be deemed a Permitted Transfer, and if such transferee acquires all of the Non-Managing Member's Interest, such transferee shall be admitted as a Substitute Member pursuant to Section 9.3. If the Non-Managing Member elects to sell its interest to the Managing

            9.2.2 Notwithstanding the foregoing, if a transfer of all or part of the Non-Managing Member's Interest would result in a Special Tax Event, the following procedures shall apply:

                    9.2.2.1 The Non-Managing Member shall, prior to any transfer permitted under subsection 9.2.1, offer in writing (the "First Offer Notice") to sell to the Managing Member all or any part of its Percentage Interest (the "Offered Percentage Interest"). The Managing Member shall notify the Non-Managing Member within fifteen
            (15) Business Days of receipt of the First Offer Notice that the Managing Member either: a) is willing to purchase the Offered Percentage Interest at a given price (the "First Offer Price"), or
            b) is unwilling to purchase the Offered Percentage Interest. A failure to respond to a First Offer Notice within such fifteen (15) Business Day period shall be deemed to be an election not to purchase the Percentage Interest.

                    9.2.2.2 If the Managing Member has timely offered elected to purchase the Percentage Interest specified in the First Offer Notice, then the Non-Managing Member may: a) sell the Offered Percentage Interest to the Managing Member at the First Offer Price (which, the sale shall be without recourse, representation or warranty, except that the Non-Managing Member shall represent and warrant that it has authority to sell, and owns the Interest free and clear of liens or claims of third parties) or b) elect to market and sell the Offered Percentage Interest to third parties within 180 days of receiving the First Offer Price at a price not less than ninety-eight percent (98%) of the First Offer Price. If the Non-Managing Member does not transfer its interest within such 180 day period, then prior to any transfer which would result in a Special Tax Event, the Non-Managing Member shall again comply with the terms of this subsection 9.2.2.

            9.2.3 Any Permitted Transfer shall not relieve the transferor of any of its obligations prior to such Transfer. Nothing contained in this
      Article 9 shall prohibit a Transfer indirectly of a Member's Interest in the Company if a direct Transfer would otherwise be permitted under this Section 9.2. Subject to Section 9.3, any transferee of a direct Interest pursuant to this Section 9.2 shall become a Substitute Member of the Company. Each Member and its permitted transferees shall be treated as one Member for all purposes of this Agreement. The provisions of this Section 9.2 will not apply to or be deemed to authorize or permit any collateral transfer of, or grant of a security interest in, a Member's interest in the Company or in any asset of the Company (which transfer or grant shall be subject to the other provisions of this Agreement).

      Section 9.3 Transferees. Notwithstanding anything to the contrary contained in this Agreement, no transfer of all or any part of any Interest shall be made if, as a result thereof, any income of the Company will be subject to corporate federal income tax. No transferee of all or any portion of any Interest shall be admitted as a Member unless such Interest is transferred in compliance with the applicable provisions of this Agreement, such transferee shall have furnished evidence of satisfaction of the requirements of Section 9.2 reasonably satisfactory to the remaining Members, and such transferee shall have executed and delivered to the Company such instruments necessary to effectuate the admission of such transferee as a Member and to confirm the agreement of such transferee to be bound by all of the terms and provisions of this Agreement with respect to such Interest. At the request of the remaining Members prior to such transfer, each such transferee shall also cause to be delivered to the Company, at the transferee's sole cost and expense, a favorable opinion of legal counsel reasonably acceptable to the Company, to the effect that such transferee has the legal right, power and capacity to own the Interest proposed to be transferred. As promptly as practicable after the admission of any Person as a Member, the books and records of the Company shall be changed to reflect such admission. Upon satisfaction of the requirements of this Section 9.3 and any other applicable provisions of this Agreement), such transferee shall be a substitute Member (a "Substitute Member") of the Company. All reasonable costs and expenses incurred by the Company in connection with any Transfer of any Interest and, if applicable, the admission of any transferee as a Member shall be paid by such transferee.

      Section 9.4   Admission of Additional Members.

            9.4.1 No person may be admitted as an additional Member of the Company (in contrast with admission as a Substitute Member in connection with a Permitted Transfer) without the prior written consent of the Members.

            9.4.2 Any additional Member admitted to the Company shall execute and deliver documentation in form satisfactory to the Managing Member or the Members, as the case may be, accepting and agreeing to be bound by this Agreement, and such other documentation as the Managing Member or the Members, as the case may be, shall require in order to effect such person's admission as an additional Member. The admission of any person as an additional Member (an "Additional Member") shall become effective as of the date upon which the name of such person is recorded on the books and records of the Company following the consent of the Managing Member or the Members, as the case may be, to such admission.

                                   ARTICLE 10
                                   TERMINATION

      Section 10.1 Dissolution. The Company shall be dissolved and its business wound up upon the happening of any of the following events, whichever shall first occur:

            10.1.1 the Bankruptcy of any Member, if within ninety (90) days thereafter a majority in interest of the remaining Members (the "Remaining Members") shall not have elected to continue the Company, which right of election is hereby granted to them;

            10.1.2  entry of a decree of judicial dissolution of the Company; or

            10.1.3 the termination of all of the Existing Contracts and any renewals or replacements thereof entered into in accordance with subsection 2.4.1.

In no event shall the Company dissolve prior to the occurrence of one of the events set forth above.

      Section 10.2 Termination. In cases of dissolution of the Company, the business of the Company shall be wound up and the Company terminated (and the Company shall cause the Existing Subsidiaries to be wound up and the business of the Existing Subsidiaries to be terminated) as promptly as practicable thereafter, and each of the following shall be accomplished:

            10.2.1 The Liquidating Member shall cause to be prepared a statement setting forth the assets and liabilities of the Company (as consolidated with the Existing Subsidiaries) as of the date of dissolution, a copy of which statement shall be furnished to all of the Members.

            10.2.2 The property and assets of the Company (including those held by the Existing Subsidiaries) shall be liquidated by the Liquidating Member as promptly as possible, but in an orderly and businesslike and commercially reasonable manner. The Liquidating Member may, in the exercise of its business judgment and if commercially reasonable, determine not to sell all or any portion of the property and assets of the Company, in which event such property and assets shall be distributed in kind pursuant to subsection 10.2.4 below.

            10.2.3 Any income, gain, profit or loss realized by the Company upon the sale or other disposition of its property pursuant to subsection
      10.2.2 shall be allocated to the Members as and to the extent required by
      Article 7 hereof.

            10.2.4 The proceeds of sale and all other assets of the Company shall be applied and distributed as follows and in the following order of priority:

            (i) To the payment of the Company's outstanding liabilities, which shall be set forth on a statement as provided in subsection 10.2.1.

            (ii) To the setting up of any reserves which the Liquidating Member shall determine to be reasonably necessary for contingent, unliquidated or unforseen liabilities or obligations of the Company or the Members arising out of or in connection with the Company. Such reserves, may, in the discretion of the Liquidating Member, be paid over to a national bank or national title with the Company as escrowee for the purposes of disbursing such reserves to satisfy the liabilities and obligations described above, and at the expiration of such period as the Liquidating Member may reasonably deem advisable, distribute any remaining balance in the manner set forth below.

            (iii) To each Member in accordance with their respective capital account balances.

      No payment or distribution in any of the foregoing categories shall be made until all payments in each prior category shall have been made in full. If the payments due to be made in any of the foregoing categories exceed the remaining assets available for such purpose, such payment shall be made to the Persons entitled to receive the same pro rata in accordance with the respective amount due to each such Person. Payments described in clause (ii) above may be made in cash or in assets of the Company in kind. Any asset distributed in kind shall be distributed pro-rata unless the Members otherwise agree in writing and shall be valued at its fair market value and for all purposes of this Agreement shall be treated as if such asset had been sold at such value and the net cash proceeds therefrom distributed to the Members. Without limiting the foregoing, with respect to any assets distributed in kind, there shall be a calculation of the amount of income, gain, profit or loss that would have been realized by the Company with respect to such assets if such assets had been sold at fair market value.

      Section 10.3 Acts in Furtherance of Liquidation. Each Member, upon the request of the Liquidating Member, shall promptly execute, acknowledge and deliver all documents and other instruments as the Liquidating Member shall reasonably request to effectuate the proper dissolution and termination of the Company, including the winding up of the business of the Company.

                                   ARTICLE 11
                             INTENTIONALLY RESERVED

                                   [Reserved]

                                   ARTICLE 12
                               GENERAL PROVISIONS

      Section 12.1 Covenants, Representations and Warranties of the Members. Each Member represents and warrants to the other Members as follows:

            12.1.1 It is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to enter into this Agreement.

            12.1.2 This Agreement constitutes the legal, valid and binding obligation of the Member enforceable in accordance with its terms, subject to the application of principles of equity and laws governing insolvency and creditors' rights generally.

            12.1.3 No consents or approvals are required from any governmental authority or other Person for the Member to enter into this Agreement. All limited liability company, corporate or partnership action on the part of the Member necessary for the authorization, execution and delivery of this Agreement, and the consummation of the transactions contemplated under this Agreement, have been duly taken.

            12.1.4 The execution and delivery of this Agreement by the Member, and the consummation of the transactions contemplated under this Agreement, do not conflict with or contravene the provision of the Member's organizational documents or any agreement or instrument by which it or its properties are bound or any law, rule, regulations, order or decree to which it or its properties are subject.

            12.1.5 No Member has retained any broker, finder or other commission or fee agent, and no such person has acted on its behalf in connection with the execution and delivery of this Agreement.

            12.1.6 Each Member is acquiring its interest in the Company for investment, solely for its own account, with the intention of holding such interest for investment and not with a view to, or for resale in connection with, any distribution or public offering or resale of any portion of such interest within the meaning of the Securities Act of 1933 (the "Securities Act") or any other applicable federal or state securities law, rule or regulation ("Securities Laws").

            12.1.7 Each Member acknowledges that it is aware that its interest in the Company has not been registered under the Securities Act or under any other Securities Law in reliance upon exemption contained therein. Each Member understands and acknowledges that its representations and warranties contained herein are being relied upon by the Company, the other Members and the constituent owners of such other Members as the basis for exemption of the issuance of interest in the Company from registration requirements of the Securities Act and other Securities Laws. Each Member acknowledges that the Company will not and has no obligation to register any interest in the Company under the Securities Act or other Securities Laws.

            12.1.8 Each Member acknowledges that prior to its execution of this Agreement, it received a copy of this Agreement and that it examined this document or caused this document to be examined by its representative or attorney. Each Member further acknowledges that it or its representative or attorney is familiar with this Agreement, and with the business and affairs of the Company, and that except as otherwise specifically provided in this Agreement, it does not desire any further information or data relating to the Company, the Assets or the other Members. Each Member acknowledges that it understand that the acquisition of its interest in the Company is a speculative investment involving a high degree of risks and represents that it has a net worth sufficient to bear the economic risk of its investment in the Company and to justify its investing in a highly speculative Company of this type.

      Section 12.2 Notices. All notices, demands, approvals, consents or requests provided for or permitted to be given pursuant to this Agreement must be in writing.

            12.2.1 All notices, demands, approvals, consents and requests to be sent to the Company pursuant to the terms hereof shall be deemed to have been properly given or served by personal delivery or by a nationally recognized overnight courier or by registered or certified mail, return receipt requested, postage prepaid and addressed as follows:

            If to the Company:

                    c/o [Newco]

            With a copy to:

                    [NEWCO]


            With a copy to:

                    [PAH]


            If to Newco:
                    [Newco]


            If to PAH:

                    [PAH]


            12.2.2 All notices, demands and requests shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt or upon the date of acknowledgment or confirmation of receipt with respect to delivery by or nationally recognized overnight courier. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent.

            12.2.3 By giving to the other parties at least ten (10) days prior written notice thereof, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

      Section 12.3 Governing Laws; Jurisdiction; Venue.

            12.3.1 Governing Laws. This Agreement and the obligations of the Members hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

            12.3.2 Jurisdiction; Venue. Each of the Members hereby irrevocably submits to the exclusive jurisdiction of any state court located in the City of Wilmington, Delaware and any federal court in the State of Delaware and any other court with jurisdiction to hear appeals from such courts for the purposes of any suit, action or other proceeding of any type whatsoever arising out of this Agreement or the subject matter hereof, and to the extent permitted by applicable law, hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

      Section 12.4 Entire Agreement. This Agreement contains the entire agreement between the parties hereto relative to the formation and operation of the Company. No variations, modifications, or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

      Section 12.5 Waiver. No consent or waiver, express or implied, by any Member to or of any breach or default by any other Member in the performance by the other Member of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Member of the same or any other obligations of such other Member hereunder. Failure on the part of any Member to complain of any act or failure to act of any of the other Members or to declare any of the other Members in default, irrespective of how long such failure continues, shall not constitute a waiver by such Member of its rights hereunder.

      Section 12.6 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or enforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      Section 12.7 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa and shall refer solely to the parties signatory thereto except where otherwise specifically provided. Titles of Articles and Sections are for convenience only, and neither limit nor amplify the provisions of the Agreement itself, and all references herein to Articles, Sections or subdivisions thereof shall refer to the corresponding Articles, Sections or subdivisions thereof of this Agreement unless specific reference is made to such Articles, Sections or subdivisions of another document or instrument. Any use of the word "including" herein shall, unless the context clearly requires otherwise, be deemed to mean "including without limitation."

      Section 12.8 Action by the Members. No approval, consent, designation or other action by a Member shall be binding upon such Member unless the same is in writing and executed on behalf of such Member by a duly authorized representative of such Member.

      Section 12.9 Amendments. No change, modification or amendment of this Agreement shall be valid or binding unless such change, modification or amendment shall be in writing and duly executed by all of the Members.

      Section 12.10 Binding Agreement. Subject to the restrictions on transfers and encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the undersigned Members and their respective heirs, executors, legal representatives, successors and assigns. Whenever, in this instrument, a reference to any party or Member is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such party or Member.

      Section 12.11 Further Assurances. Each of the Members shall hereafter execute and deliver such further instruments and do such further acts and things as may be reasonably necessary to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

        [The Remainder of This Page Has Been Intentionally Left Blank]

      IN WITNESS WHEREOF, this Agreement is executed effective as of the date first set forth above.


                              NEWCO
                              a Maryland corporation

                              By:   ________________________
                                    Name:
                                    Title:


                              PAH-INTERSTATE HOLDINGS, INC.
                              a Delaware corporation


                              By:   ____________________________
                                    Name:
                                    Title:

                                 SCHEDULE 1.1

                           INITIAL CAPITAL ACCOUNTS


                                    Sch. 1.1

                                 SCHEDULE 1.2

                             EXISTING SUBSIDIARIES

                                    Sch. 1.2

                                SCHEDULE 2.4.1

                          LIST OF EXISTING CONTRACTS
                  (INCLUDING EXISTING SUBSIDIARY CONTRACTS)


                                   Sch. 2.4.1